UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Gates Industrial Corporation plc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(4) Date Filed:

GATES INDUSTRIAL CORPORATION PLC

NOTICE OF POSTPONEMENT OF

2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

Denver, Colorado

May 12, 2020

To the shareholders of Gates Industrial Corporation plc:

Notice is hereby given that the 2020 Annual General Meeting of Shareholders (the “AGM”) of Gates Industrial Corporation plc (the “Company”) previously scheduled to be held on May 14, 2020, has been postponed and will now be held virtually on Monday, June 22, 2020 at 10:00 a.m., Mountain Time at www.proxydocs.com/GTES.

As a result of the postponement, shareholders of record at the close of business on Friday, May 8, 2020 (the new record date for the AGM) are entitled to notice of, and to vote at, the AGM or at any postponement or adjournment thereof. The purpose of the AGM, including the proposals to be voted on, is unchanged. The Company is postponing the AGM to align the timing of its U.S and U.K. filings.

In connection with this notice, the Company is distributing supplemental proxy materials. For information regarding how shareholders of record as of the new record date for the AGM may access, vote and participate in the virtual AGM, please refer to the supplemental proxy materials and to the Company’s proxy statement filed with the Securities and Exchange Commission and first mailed to shareholders on or about April 1, 2020.

If you are a street-name holder (that is, if you hold your shares through a bank, broker, or other nominee), you must vote in accordance with the voting instruction form provided by your bank, broker or other nominee. The availability of telephone or internet voting will depend upon your bank’s, broker’s or other nominee’s voting process.

By Order of the Board of Directors,

Ivo Jurek

Chief Executive Officer

GATES INDUSTRIAL CORPORATION PLC

2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS

SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 1, 2020

This supplement (this “Supplement”) to the definitive proxy statement of Gates Industrial Corporation plc (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2020 (the “Proxy Statement”) is being furnished by the Company in connection with the solicitation of proxies for use at the 2020 Annual General Meeting of Shareholders (the “AGM”) of the Company and at any postponements or adjournments thereof. The date of this Supplement is May 12, 2020.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Change in Date of AGM

The AGM scheduled to be held on May 14, 2020, has been postponed and will now be held virtually on Monday, June 22, 2020 at 10:00 a.m., Mountain Time at www.proxydocs.com/GTES. Shareholders of record at the close of business on Friday, May 8, 2020 (the new record date for the AGM) are entitled to notice of, and to vote at, the AGM or any postponement or adjournment thereof. The purpose of the AGM, including the proposals to be voted on, is unchanged. The Company is postponing the AGM to align the timing of its U.S and U.K. filings.

As described in the Proxy Statement, the AGM will be held virtually. Shareholders planning to attend the virtual meeting must register in advance at www.proxydocs.com/GTES prior to the new deadline of Monday, June 15, 2020 at 3:00 p.m. Mountain Time. There will be no physical meeting location. The meeting will only be conducted via live audiocast.

Amendments to the Proxy Statement

All references to the date of the AGM set forth in the Proxy Statement and the accompanying proxy card, notice of internet availability of proxy materials or voting instructions are hereby changed to the new Monday, June 22, 2020 meeting date.

All references to the record date of the AGM set forth in the Proxy Statement and the accompanying proxy card, notice of internet availability of proxy materials or voting instructions are hereby changed to the new record date of Friday, May 8, 2020. As of the new record date of Friday, May 8, 2020, there were 290,735,473 ordinary shares in the capital of the Company in issue, all of which are entitled to be voted at the AGM.

All references to the deadline to register to attend the virtual meeting are hereby changed to the new deadline of Monday, June 15, 2020 at 3:00 p.m. Mountain Time.

This Supplement amends only the items of the Proxy Statement as specified above and amends those items solely to reflect the changes described above. There are no other changes to the Proxy Statement.

Voting of Proxies

On or about May 12, 2020, we mailed certain shareholders as of the new record date a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials, including this Supplement, and how to vote their shares. Such notice provides instructions on how to request a paper copy of these materials by mail, by telephone or by email. If shareholders requested the materials via email, the email contains voting instructions and links to the materials on the internet.

If you are a shareholder of record and you previously submitted a proxy for the meeting that was scheduled to be held on May 14, 2020 prior to the postponement, that proxy will not be counted. In order for your vote to be counted, you must submit a new proxy to vote again using the voting instructions or proxy card enclosed with this Supplement.

The proposals are fully described in the Proxy Statement, which is also available at www.proxydocs.com/GTES. It is important that your shares be represented and voted at the AGM. We encourage you to vote in advance of the AGM even if you plan to attend.

By Order of the Board of Directors,

Ivo Jurek

Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on June 22, 2020:

This Supplement, the Notice of Postponement of the AGM, the Notice of the AGM, the Proxy Statement and the 2019 Annual Report are available at: www.proxydocs.com/GTES

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF GATES INDUSTRIAL CORPORATION plc

Date: June 22, 2020
Time: 10:00 a.m. (Mountain Time)
Place: Virtual: www.proxydocs.com/GTES

Please make your marks like this: ☒ Use dark black pencil or pen only

A. Proposals – Board of Directors recommends a vote FOR each of the nominees listed in proposal 1 and FOR each of proposals 2, 3, 4, 5 and 6.

	For	Against	Abstain
1: Election of Directors:			
Nominees			
01 James W. Ireland, III	☐	☐	☐
02 Ivo Jurek	☐	☐	☐
03 Julia C. Kahr	☐	☐	☐
04 Terry Klebe	☐	☐	☐
05 Stephanie K. Mains	☐	☐	☐
06 Wilson S. Neely	☐	☐	☐
07 Neil P. Simpkins	☐	☐	☐
2: To approve, in a non-binding advisory vote, the compensation of the Company's named executive officers.	☐	☐	☐
3: To approve, on an advisory basis, the Directors' Remuneration Report in accordance with the requirements of the U.K. Companies Act 2006.	☐	☐	☐
4: To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending January 2, 2021.	☐	☐	☐
5: To re-appoint Deloitte LLP as the Company's U.K. statutory auditor under the U.K. Companies Act 2006.	☐	☐	☐
6: To authorize the Audit Committee of the Board of Directors to determine the remuneration of Deloitte LLP in its capacity as the Company's U.K. statutory auditor.	☐	☐	☐

To ATTEND the virtual Annual Meeting, you must register in advance prior to the deadline of June 15, 2020 at 3:00 p.m. (Mountain Time). Please visit www.proxydocs.com/GTES to register. There will be no physical meeting location.

Regardless of whether you plan to attend, we encourage you to vote your shares as promptly as possible.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual General Meeting of Shareholders of Gates Industrial Corporation plc
to be held on Monday, June 22, 2020
for Shareholders as of May 8, 2020
This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/GTES
- Cast your vote online.
- View meeting documents.

OR

TELEPHONE

Call
(855) 668-4182
- Use any touch-tone telephone.
- Have your Proxy Card/Voting Instruction Form ready.
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Ivo Jurek, Chief Executive Officer and Chairman of the Annual Meeting, and L. Brooks Mallard, Chief Financial Officer, and each of them, as proxies for the undersigned, with the full power of substitution and hereby authorizes them, and each of them, to vote all the ordinary shares of Gates Industrial Corporation plc that the undersigned is entitled to vote at the Annual General Meeting of Shareholders to be held virtually at 10:00 A.M. Mountain Time on June 22, 2020, or any postponement or adjournment thereof, in the manner indicated on the reverse side of this proxy card and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such proxy to vote in his discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS FOR ALL NOMINEES IN PROPOSAL 1 (FOR ALL NOMINEES 01 THROUGH 07) AND FOR PROPOSALS 2, 3, 4, 5 and 6.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders: The Notice, Proxy Statement and 2019 Annual Report are available at www.proxydocs.com/GTES.

PROXY TABULATOR FOR

GATES INDUSTRIAL CORPORATION plc
P.O. BOX 8016
CARY, NC 27512-9903

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →

Proxy — Gates Industrial Corporation plc

Annual General Meeting of Shareholders

June 22, 2020, 10:00 a.m. (Mountain Time)

This Proxy is Solicited on Behalf of the Board of Directors

B. Materials Election – The rules of the U.K. Companies Act 2006 permit companies to send you a notice that proxy and other information is available on the internet instead of mailing you a set of the materials. Check the box on the right if you consent to receiving such proxy and other materials via the internet. ☐

C. Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy.

Please Sign Here (Signature 1)	Please Date Above
Please Sign Here (Signature 2)	Please Date Above

D. Non-Voting Items –

Change of Address – please print your new address above	Comments – please print your comments above	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD